SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: January 22, 2004
                Date of earliest event reported: January 22, 2004

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

           Delaware                1-3619                 13-5315170
      (State or other         (Commission File        (I.R.S. Employer
       jurisdiction of             (Number)           Identification No.)
       incorporation)

            235 East 42nd Street                            10017
            New York, New York                           (Zip Code)
                  (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

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Item 7(c).  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated January 22, 2004, reporting
               Pfizer's financial results for the fourth quarter of 2003 and for the year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

On January 22, 2004, Pfizer Inc. issued a press release announcing its financial results for the fourth quarter of 2003 and for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                           PFIZER INC.

                           By: /s/ Margaret M. Foran
                               -------------------------------
                               Margaret M. Foran
                               Title: Vice President-Corporate
                               Governance and Secretary

Dated: January 22, 2004

                                  EXHIBIT INDEX

Exhibit No.    Description

99 Press Release of Pfizer Inc. dated January 22, 2004, reporting Pfizer's financial results for the fourth quarter of 2003 and for the year ended December 31, 2003.